RISK AND CAPITAL MANAGEMENT FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Statements Line Items
RISK AND CAPITAL MANAGEMENT FINANCIAL INSTRUMENTS [Text Block]

20. RISK AND CAPITAL MANAGEMENT: FINANCIAL INSTRUMENTS

The Company considers items included in shareholders’ equity as capital. The Company’s objective when managing capital is to safeguard the Company’s ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders.

As at December 31, 2018, the Company had working capital of $88,902,976 ( December 31, 2017 - $6,535,893). The Company has continuing royalty income that will vary depending on royalty ounces received, the price of gold, and foreign exchange rates on US royalty payments. The Company manages the capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue new shares through public and/or private placements, sell assets, or return capital to shareholders.

Sprott Private Resource Lending (Collector), LP– US$5,000,000

In May of 2018, the Company entered into a credit facility agreement with Sprott providing the Company with a US$ 5,000,000 senior secured credit facility (“Credit Facility”). The loan made under the Credit Facility would have matured on May 2, 2019 and carried an annual interest rate of 12%, payable monthly. In consideration of the Credit Facility, EMX paid to Sprott a fee of US$100,000, and legal fees of $69,402. The Credit Facility is covered by a general security agreement against the Company’s assets. Using an annual effective interest rate of 15.36%, the Company recorded interest expense of $495,578 (US$ 380,789), and made $394,775 in payments including interest and principal. The loan was fully repaid in November 2018 and the Company recorded a loss on early settlement of $102,681 (US$78,370).

In October 2018 EMX’s former investment in associated entity, IGC (Note 8) notified EMX that the sale of the Malmyzh project for US$200 million has closed. For its 39.99% interest in IGC at the time of sale transaction on a fully diluted basis, the Company has received its initial cash distribution of $84,246,645. A second cash distribution to the Company of $5,450,764 (US$4 million) is expected within 12 months from the initial sale date upon the remaining funds being released from escrow pending any warranty claims.

Fair Value

The Company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

  Level 1: inputs represent quoted prices in active markets for identical assets or liabilities. Active markets are those in which transactions occur in sufficient frequency and volume to provide pricing information on an ongoing basis.
  Level 2: inputs other than quoted prices that are observable, either directly or indirectly. Level 2 valuations are based on inputs, including quoted forward prices for commodities, market interest rates, and volatility factors, which can be observed or corroborated in the market place.
  Level 3: inputs that are less observable, unavoidable or where the observable data does not support the majority of the instruments’ fair value.

As at December 31, 2018, there were no changes in the levels in comparison to December 31, 2017. Financial instruments measured at fair value on the statement of financial position are summarized in levels of the fair value hierarchy as follows:

Assets	Level 1	Level 2	Level 3	Total
Investments	$624,559	$-	$911,477	$1,536,036
Strategic Investments	32,738	-	-	32,738
Settlement receivables	-	902,991	-	902,991
Total	$657,297	$902,991	$911,477	$2,471,765

The carrying value of receivables (excluding settlement receivables), accounts payable and accrued liabilities, advances from joint venture partners, and note payable approximate their fair value because of the short-term nature of these instruments.

Settlement receivables, including both long and current portions relate to the sale of certain Turkish subsidiaries were valued using a pricing model which require a variety of inputs, such as expected gold prices and foreign exchange rates. These receivables are valued using observable market commodity prices and thereby classified within Level 2 of the fair value hierarchy.

The Company’s investment in IGC does not have a quoted market price in an active market and the Company has assessed a fair value of the investment based on IGC’s unobservable net assets. As a result, the fair value is classified within Level 3 of the fair value hierarchy.

The process of estimating the fair value of IGC is based on inherent measurement uncertainties and is based on techniques and assumptions that emphasize both qualitative and quantitative information. There is no reasonable quantitative basis to estimate the potential effect of changing the assumptions to reasonably possible alternative assumptions on the estimated fair value of the investment.

The Company’s financial instruments are exposed to certain financial risks, including credit risk, interest rate risk, market risk, liquidity risk and currency risk.

Credit Risk

The Company is exposed to credit risk by holding cash and cash equivalents and receivables. This risk is minimized by holding a significant portion of the funds in Canadian banks. The Company’s exposure with respect to its receivables is primarily related to royalty streams, recovery of exploration evaluation costs, and the sale of assets.

Interest Rate Risk

The Company is exposed to interest rate risk because of fluctuating interest rates. Management believes the interest rate risk is low given interest rates on promissory notes is fixed and the current low global interest rate environment. Fluctuation in market rates is not expected to have a significant impact on the Company’s operations due to the short term to maturity and no penalty cashable feature of its cash equivalents.

Market Risk

The Company is exposed to market risk because of the fluctuating values of its publicly traded marketable securities and other company investments. The Company has no control over these fluctuations and does not hedge its investments. Based on the December 31, 2018 portfolio values, a 10% increase or decrease in effective market values would increase or decrease net shareholders’ equity by approximately $150,000.

Liquidity Risk

Liquidity risk is the risk that the Company is unable to meet its financial obligations as they come due. The Company manages this risk by careful management of its working capital to ensure the Company’s expenditures will not exceed available resources.

Commodity Risk

The Company’s royalty revenues are derived from a royalty interest and are based on the extraction and sale of precious and base minerals and metals. Factors beyond the control of the Company may affect the marketability of metals discovered. Metal prices have historically fluctuated widely. Consequently, the economic viability of the Company’s royalty interests cannot be accurately predicted and may be adversely affected by fluctuations in mineral prices.

Currency Risk

Foreign exchange risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the entity’s functional currency. The Company operates in Canada, Turkey, Sweden, Australia, Norway, and the U.S.A. The Company funds cash calls to its subsidiary companies outside of Canada in US dollars and a portion of its expenditures are also incurred in local currencies.

The exposure of the Company’s cash and cash equivalents, restricted cash, receivables, convertible notes receivable, loans receivable, accounts payable and accrued liabilities, and loans payable to foreign exchange risk as at December 31, 2018 is as follows:

Accounts	US dollars
Cash and cash equivalents	$62,065,449
Restricted cash	390,457
Trade receivables	4,449,430
Settlement recceivables	662,500
Accounts payable and accrued liabilities	(3,932,765)
Advances from joint venture partners	(334,721)
Net exposure	$63,300,351
Canadian dollar equivalent	$86,278,758

The balances noted above reflect the US dollar balances held within the parent company and any wholly owned subsidiaries. Balances denominated in another currency other than the functional currency held in foreign operations are considered immaterial. Based on the above net exposure as at December 31, 2018, and assuming that all other variables remain constant, a 10% depreciation or appreciation of the Canadian dollar against the US dollar would result in an increase/decrease of approximately $8,600,000 in the Company’s pre-tax profit or loss.